Condensed Financial Information of Deswell Industries, Inc.	12 Months Ended
Mar. 31, 2020
Condensed Financial Information Disclosure [Abstract]
Condensed Financial Information of Deswell Industries, Inc.

17. Condensed Financial Information of Deswell Industries, Inc.

The condensed financial statements of Deswell Industries, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America. Under the PRC laws and regulations, Deswell Industries, Inc.’s PRC subsidiaries are restricted in their ability to transfer certain of their net assets to Deswell Industries, Inc. in the form of dividend payments, loans or advances. The amounts restricted include paid-in capital and statutory reserves, as determined pursuant to PRC generally accepted accounting principles, totaling $61,240 (equivalent to RMB 413 million) and $58,918 (equivalent to RMB 413 million) as of March 31, 2019 and 2020, respectively.

Balance sheets

	March 31,
	2019	2020

Assets

Current assets:
Cash and cash equivalents	$566	$902
Prepaid expenses and other current assets	41	42
Amounts due from subsidiaries	23,641	19,525
Total current assets	24,248	20,469
Investments in subsidiaries	61,447	61,563
Total assets	$85,695	$82,032

Liabilities and shareholders’ equity
Current liabilities:
Accrued payroll and employee benefits	$1,588	$1,588
Other accrued liabilities	143	122
Total current liabilities	1,731	1,710
Total shareholders’ equity	83,964	80,322
Total liabilities and shareholders’ equity	$85,695	$82,032

Statements of comprehensive income (loss)

	Year ended March 31,
	2018	2019	2020

Equity in earnings of subsidiaries	$7,586	$5,778	$115
Operating expenses	1,396	1,505	1,435
Income (loss) before income taxes	6,190	4,273	(1,320)
Income taxes	-	-	-
Net income (loss)	6,190	4,273	(1,320)
Share of other comprehensive income (loss) of subsidiaries	-	-	-
Total comprehensive income (loss)	$6,190	$4,273	$(1,320)

Statements of cash flows

	Year ended March 31,
	2018	2019	2020
Cash flows from operating activities
Net income (loss)	$6,190	$4,273	$(1,320)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Equity in earnings of subsidiaries	(7,586)	(5,778)	(115)
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(28)	17	(1)
Amounts due from subsidiaries	2,625	3,355	4,116
Accrued payroll and employee benefits	2	(2)	-
Other accrued liabilities	(6)	30	(21)
Net cash provided by operating activities	1,197	1,895	2,659

Cash flows from financing activities
Dividends paid	(1,112)	(1,588)	(2,387)
Proceeds from exercise of stock options	-	-	64
Net cash used in financing activities	(1,112)	(1,588)	(2,323)

Net increase in cash and cash equivalents	85	307	336
Cash and cash equivalents, beginning of year	174	259	566
Cash and cash equivalents, end of year	$259	$566	$902

a)	Basis of presentation

In Deswell Industries, Inc.-only financial statements, Deswell Industries, Inc.’s investments in subsidiaries are stated at cost plus its equity interest in undistributed earnings of subsidiaries since inception. Accordingly, such financial statements should be read in conjunction with the Company’s consolidated financial statements.

Deswell Industries, Inc. records its investments in its subsidiaries under the equity method of accounting as prescribed in ASC 323 “Investment-Equity Method and Joint Ventures”. Such investment is presented on the balance sheets as “Investments in subsidiaries” and share of the subsidiaries’ profit or loss as “Equity in earnings (loss) of subsidiaries”, on the statements of comprehensive income (loss).

Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been condensed or omitted.

b)	Related party transactions

For the years ended March 31, 2018, 2019 and 2020, related party transactions were mainly composed of $120 paid to Jetcrown Industrial (Macao Commercial Offshore) Limited as service fee for each of the years.